                                                         Exhibit 10.16

                                                                CONFORMED COPY



                         SECOND SUPPLEMENTAL AGREEMENT



                             DATED 4th APRIL, 1997



                                 RELATING TO A



                                 LOAN FACILITY



                                      FOR





                   DIAMOND CABLE COMMUNICATIONS (UK) LIMITED


                                  ARRANGED BY


                                NATWEST MARKETS


                                      AND


                              CIBC WOOD GUNDY PLC




            pursuant to a Credit Agreement dated 5th August, 1996
           as amended and restated by a Supplemental Agreement dated
                              13th February, 1997





                                 ALLEN & OVERY
                                     London
                                   B1:88668.4

                                    CONTENTS

CLAUSE                                                                   PAGE
1.  Interpretation ......................................................  1
2.  Amendments ..........................................................  2
3.  Conditions precedent ................................................  5
4.  Representations and warranties ......................................  5

SCHEDULES

Schedule 1 Banks ........................................................  6
Schedule 2 Conditions precedent documents ...............................  7

Signatories .............................................................  8


THIS SECOND SUPPLEMENTAL AGREEMENT is dated 4th April, 1997 between:

(1) DIAMOND CABLE COMMUNICATIONS (UK) LIMITED formerly Diamond Cable (Nottingham) Limited (Registered No. 2357645) (the "Borrower");

(2) JEWEL HOLDINGS LIMITED (Registered No. 3085518) ("Jewel") and THE SUBSIDIARIES OF JEWEL listed in schedule 1 to the Credit Agreement (each a "Guarantor");

(3) NATWEST MARKETS (a division of National Westminster Bank Plc) and CIBC WOOD GUNDY PLC as Arrangers (in this capacity each an "Arranger");

(4) NATIONAL WESTMINSTER BANK PLC as security agent and trustee for the Banks (in this capacity the "Security Agent");

(5)  NATIONAL WESTMINSTER BANK plc as agent (in this capacity the "Agent");

(6)  THE FINANCIAL INSTITUTIONS listed in Schedule 1 as banks (the "Banks"; and

(7) NATIONAL WESTMINSTER BANK PLC as issuing bank (in this capacity the "Issuing Bank").

BACKGROUND

(A) The parties to this Second Supplemental Agreement are parties to a credit agreement dated 5th August, 1996 as amended and restated by a Supplemental Agreement dated 13th February, 1997 (the "Credit Agreement").

(B) The parties to this Second Supplemental Agreement wish to amend the Credit Agreement in accordance with Clause 28 (Amendments and waivers) of the Credit Agreement on the terms set out below.

1.   INTERPRETATION

1.1  Definitions

     In this Supplemental Agreement, unless the contrary intention appears or the context otherwise requires:

     "Agreed Base Case 2"

     means the base case dated 13th March, 1997 in the form agreed by the Borrower and the Arrangers and initialled for the purposes of identification by them.

     "Effective Date"

     means the date of this Second Supplemental Agreement.

1.2  Interpretation

     A reference to a "Clause" or a "Schedule" is a reference to a Clause of, or a Schedule in, as the case may be, this Second Supplemental Agreement.

1.3  Incorporation

     Clauses 1.2 (Construction), 12 (Payments), 24 (Expenses), 25 (Stamp duties), 33 (Severability) and 34 (Counterparts) of the Credit Agreement shall apply to this Second Supplemental Agreement, mutatis mutandis.

1.4  Designation

     The Agent and the Borrower hereby designate this Second Supplemental Agreement a Finance Document.

2.   AMENDMENTS

     The Credit Agreement is amended from the Effective Date as follows:-

     (a) references to the "Agreed Base Case" are replaced by "Agreed Base Case 2";

     (b) in the definition of "Bank Debt Loan Charges" in clause 1.1 (Interpretation) of the Credit Agreement, the words "and including principal and (to the extent not already included) interest elements of payments in connection with Finance Lease Indebtedness" are added after the words "Interest Rate Protection Agreements";

     (c) in the definition of "Cash Interest Cover" in clause 1.1 (Interpretation) of the Credit Agreement, the words "and interest element of payments in connection with Finance Lease Indebtedness" are inserted after the word "period" in line 3;

     (d) in the definition of "Total B Commitments" in clause 1.1 (Interpretation) of the Credit Agreement, the figure L.220,000,000 shall be reduced to L.175,000,000 and references in the Credit Agreement to the amount of the facility being L.220,000,000 will be replaced by "L.175,000,000";

     (e) the existing repayment schedule in clause 6.2 of the Credit Agreement is replaced by the following:

          "The Borrower shall, on the dates set out below, repay the Tranche B Loans by the following Repayment Amounts, being the percentage of the Tranche B Loans set out below under the heading "Repayment percentage".

     REPAYMENT DATE    REPAYMENT PERCENTAGE    CUMULATIVE PERCENTAGE
     --------------    --------------------    ---------------------
     31 December 2000         5.00%                      5%

     31 March 2001            5.00%                     10%
     30 June 2001             5.00%                     15%
     30 September 2001        5.00%                     20%
     31 December 2001         5.00%                     25%

     31 March 2002            7.50%                   32.5%
     30 June 2002             7.50%                     40%
     30 September 2002        7.50%                   47.5%
     31 December 2002         7.50%                     55%

     31 March 2003           11.00%                     66%
     30 June 2003            11.00%                     77%
     30 September 2003       11.00%                     88%
     31 December 2003        12.00%                    100%

     The Repayment Amount payable on the Final Maturity Date shall also include any other amounts outstanding under the Finance Documents on that date;"

(f) in paragraph (b) of clause 4.3(b) (Conditions precedent to Tranche B Utilisation) to the Credit Agreement, the figure "15,000,000 pound sterling" is replaced by the figure "18,500,000 pound sterling";

(g) in paragraph (d) of clause 4.3(d) (Conditions precedent to Tranche B Utilisation) to the Credit Agreement, the amounts of "$30,000,000" and "69,500,000 pound sterling" are replaced by the amounts "$20,000,000" and "117,000,000 pound sterling", respectively;

(f)  clause 11.2(b)-(d) (Change of Margin) of the Credit Agreement is
     replaced by:

     "(b) In respect of Tranche B Loans, the Margin shall be 0.75 per cent. per annum";

(i) in clause 18.13 (Finance Leasing) of the Credit Agreement, the amount of "15,000,000 pound sterling" is increased to "30,000,000 pound sterling";

(j)  Part 2 of Schedule 2 to the Credit Agreement is replaced by the following:

     "BANKS                                   COMMITMENTS
     ------                                   --------------------------
     NATIONAL WESTMINSTER BANK PLC             87,500,000 pound sterling
     CIBC WOOD GUNDY PLC                       87,500,000 pound sterling
                                              --------------------------
        Total B Commitments                   175,000,000 pound sterling
                                              =========================="

(k) in Part 1 of Schedule 7 to the Credit Agreement "Tranche B Leverage Ratio" the figure "4" is replaced by the figure "3" wherever it appears under the heading "Covenant";

(l)  Part 2 of Schdule 7 to the Credit Agreement is replaced by the following:

                       COVERAGE OF BANK DEBT LOAN CHARGES

     [CAPTION]

     QUARTER             COVENANT             QUARTER             COVENANT
      ENDED                                    ENDED
     31/03/00               2                 31/03/03                2
     30/06/00               2                 30/06/03               3.5
     30/09/00               2                 30/09/03               3.5
     31/12/00               2                 31/12/03               3.5

     31/03/01               2
     30/06/01               2
     30/09/01               2
     31/12/01               2

     31/03/02               2
     30/06/02               2
     30/09/02               2
     31/12/02               2

     and

(m)  Part 3 of Sedule 7 to he Credit Agreement is replaced by the following:

                              CASH INTEREST COVER

     QUARTER             COVENANT             QUARTER             COVENANT
      ENDED                                    ENDED
     31/12/98               4                 31/03/02                2
     30/03/99               4                 30/06/02               1.5
     30/06/99               4                 30/09/02               1.5
     31/09/99               4                 31/12/02               1.5


     31/12/99               4                 31/03/03               1.65
     31/03/00              2.5                30/06/03               1.65
     30/06/00              2.5                30/09/03               1.65
     30/09/00               3                 31/12/03               1.65


                Quarter                  Covenant
                 ended

                30/06/01                   1.65
                30/09/01                   1.65

                31/12/01                   1.65

     The parties confirm that the Credit Agreement, except as amended by this Agreement, remains in full force and effect.

3.   CONDITIONS PRECEDENT

     The obligations of the Finance Parties to the Obligors under this Second Supplemental Agreement are subject to the condition precedent that the Agent has notified the Borrower that it has received all of the documents set out in Schedule 2 in form and substance satisfactory to the Agent, which the Agent shall do promptly on receipt.

4.   REPRESENTATIONS AND WARRANTIES

     The factual statements set out in the Agreed Base Case 2 were true in all material respects as at the date of the Agreed Base Case 2 and to the best of each Obligor's knowledge (after due and proper enquiry) no fact the omission of which makes the factual statements set out in the Agreed Base Case 2 misleading in any material respect has been omitted.

5.   GOVERNING LAW

     This Second Supplemental Agreement is governed by English law.

This Second Supplemental Agreement has been entered into on the date stated at the beginning of this Supplemental Agreement.

                                   SCHEDULE 1

                                     BANKS

Banks

NATIONAL WESTMINSTER BANK PLC

CIBC WOOD GUNDY PLC

                                   SCHEDULE 2

                         CONDITIONS PRECEDENT DOCUMENTS


1.      ALL OBLIGORS

        A copy of the memorandum and articles of association and certificate of incorporation of each Obligor (or confirmation from a director of the relevant Obligor that the documents relating to that Obligor have not changed from the documents previously received by the Agent).


2.      CERTIFICATE

        A certificate from the Borrower confirming that no Default is outstanding or will result from the entry into of this Second Supplemental Agreement.


3.      LEGAL OPINION

        A legal opinion of Allen & Overy, legal advisers to the Agent.

                                  SIGNATORIES

Borrower
DIAMOND CABLE COMMUNICATIONS (UK) LIMITED
By: N. MILLARD



Arrangers
CIBC WOOD GUNDY PLC
By: N. TRIANTIS


NATWEST MARKETS
(a division of National Westminster Bank Plc)
By: G. GRIFFITHS


Banks
CIBC WOOD GUNDY PLC
By: N. TRIANTIS


NATIONAL WESTMINSTER BANK PLC
By: G. GRIFFITHS


Guarantors
JEWEL HOLDINGS LIMITED
By: N. MILLARD

DIAMOND CABLE (MANSFIELD) LIMITED

By: N. MILLARD


DIAMOND CABLE (NEWARK-ON-TRENT) LIMITED

By: N. MILLARD


DIAMOND CABLE (GRANTHAM) LIMITED

By: N. MILLARD


DIAMOND CABLE (MELTON MOWBRAY) LIMITED

By: N. MILLARD


DIAMOND CABLE (LINCOLN) LIMITED

By: N. MILLARD


DIAMOND CABLE (GRIMCLEE) LIMITED

By: N. MILLARD


DIAMOND CABLE ACQUISITIONS LIMITED

By: N. MILLARD


DIAMOND CABLE CONSTRUCTION LIMITED

By: N. MILLARD


DIAMOND CABLE CPE LIMITED

By: N. MILLARD


DIAMOND CABLE (BASSETLAW) LIMITED

By: N. MILLARD

DIAMOND CABLE (RAVENSHEAD) LIMITED

By: N. MILLARD

DIAMOND VISUAL COMMUNICATIONS LIMITED

By: N. MILLARD

DIAMOND CABLE (LINCOLNSHIRE) LIMITED

By: N. MILLARD

EAST MIDLANDS CABLE HOLDINGS LIMITED

By: N. MILLARD

DIAMOND CABLE (VALE OF BELVOIR) LIMITED

By: N. MILLARD

DIAMOND CABLE (CHESTERFIELD) LIMITED

By: N. MILLARD

EAST MIDLANDS CABLE GROUP LIMITED

By: N. MILLARD

EAST MIDLANDS CABLE COMMUNICATIONS LIMITED

By: N. MILLARD

LCL CABLE (HOLDINGS) LIMITED

By: N. MILLARD

DIAMOND CABLE (LEICESTER) LIMITED

By: N. MILLARD

LCL TELEPHONES LIMITED

By: N. MILLARD


DIAMOND CABLE (HINCKLEY) LIMITED

BY: N. MILLARD


DIAMOND CABLE (BURTON-UPON-TRENT) LIMITED

BY: N. MILLARD


Security Agent

NATIONAL WESTMINSTER BANK PLC

By: G. GRIFFITHS


Agent

NATIONAL WESTMINSTER BANK PLC

By: G. GRIFFITHS


Issuing Bank

NATIONAL WESTMINSTER BANK PLC

By: G. GRIFFITHS